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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1999, included in Budget Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our firm included in or made a part of this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

July 6, 1999,
  Orlando, Florida